                                                                    EXHIBIT 23.3


                            CONSENT OF JACK A. STAPH


     I consent to the use of my name in Amendment No. 1 to the Registration Statement on Form S-11 as a nominee for election to the Board of Directors of Lexreit Properties, Inc.


Cleveland, Ohio                                /s/ Jack A. Staph
May 15, 1997                                  ---------------------------
                                               JACK A. STAPH

                                                                    EXHIBIT 23.3


                            CONSENT OF RICHARD LERNER


     I consent to the use of my name in Amendment No. 1 to the Registration Statement on Form S-11 as a nominee for election to the Board of Directors of Lexreit Properties, Inc.


New York, New York                            /s/ Richard Lerner
May 15, 1997                                  ---------------------------
                                              RICHARD LERNER

                                                                    EXHIBIT 23.3


                            CONSENT OF CRAIG LIPKA


     I consent to the use of my name in Amendment No. 1 to the Registration Statement on Form S-11 as a nominee for election to the Board of Directors of Lexreit Properties, Inc.


New York, New York                            /s/ Craig Lipka
May 15, 1997                                  ---------------------------
                                              Craig Lipka